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                                                                   EXHIBIT 10.13




                              FIRST AMENDMENT TO
                               CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the Amendment), dated as of June 21, 1999 is made by and between LANDMARK SYSTEMS CORPORATION, a Virginia corporation (the Borrower), and CRESTAR BANK, a Virginia banking corporation (the Bank).

                                   RECITALS

      The Borrower and the Bank are parties to the Credit Agreement, dated as of March 30, 1999 (as amended, modified or supplemented from time to time, the Credit Agreement). Terms defined in the Credit Agreement shall have the same defined meanings when such terms are used in this Amendment.

      The Borrower and the Bank have agreed to amend certain terms of the Credit Agreement, subject to the terms and conditions of this Amendment. Accordingly, for valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrower and the Bank agree as follows:



      1.   The following definition is added to Section 1.1 of the Credit
Agreement:

           "Foreign Exchange Obligations" means all obligations of the Borrower or any Subsidiary to the Bank or any Affiliate of the Bank with respect to foreign exchange contracts between the Bank or any Affiliate of the Bank and the Borrower or any Subsidiary, including without limitation, any exchange risk exposure resulting from delays in the settlement of foreign currency purchases.

      2. The first sentence of Section 2.2 of the Credit Agreement is amended to read in its entirety as follows:

           "The Borrower authorizes the Bank to make Loans from time to time in amounts sufficient to pay (a) checks drawn on the Primary Operating Account of any Company with the Bank, subject to the limitations set forth herein, all as more particularly described in the Cash Management Agreements, and (b) Foreign Exchange Obligations and any overdrafts in any account of the Borrower or any Subsidiary with the Bank or any Affiliate of the Bank arising out of Foreign Exchange Obligations."

      3. The Borrower and the Bank agree that each reference in the Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby.

      4. The Borrower acknowledges and agrees that this Amendment only amends certain terms of the Loan Documents and is not a novation, and the Borrower ratifies and confirms the terms and provisions of, and its obligations under, the Credit Agreement and each other Loan



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Document in all respects. The Borrower acknowledges and agrees that there are no defenses, counterclaims or setoffs against any of its obligations under the Loan Documents.

      5. The Borrower represents and warrants that this Amendment has been duly authorized, executed and delivered by it in accordance with resolutions adopted by its Board of Directors. All representations and warranties made by the Borrower in the Loan Documents are incorporated by reference in this Amendment and are deemed to have been repeated as of the date of this Amendment with the same force and effect as if set forth in this Amendment, except that any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Bank in accordance with the provisions of the Loan Documents. The Borrower agrees that nothing in this Amendment shall require the Bank to grant any further amendments of the Loan Documents.

      6. The Borrower agrees to pay all costs and expenses incurred by the Bank in connection with this Amendment, including, but not limited to, reasonable attorneys' fees.

      7. This Amendment shall be governed by the laws of the Commonwealth of Virginia, without reference to conflict of laws principles.

      8. This Amendment may be executed by the parties individually or in any combination, in one or more counterparts, each of which shall be an original and all of which together constitute one and the same instrument.



                        [SIGNATURES ON FOLLOWING PAGE]




















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WITNESS the following signatures.


                                    LANDMARK SYSTEMS CORPORATION,
                                    a Virginia corporation



                                    BY: /s/ F. S. Rolandi
                                       ---------------------------
                                    Name: F. S. Rolandi
                                         -------------------------
                                    Title:  VP/CFO
                                          ------------------------





                                    CRESTAR BANK,
                                    a Virginia banking corporation



                                    BY: /s/ Charles Youles
                                       ---------------------------
                                    Name: Charles Youles
                                         -------------------------
                                    Title:  Vice President
                                          ------------------------




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